CERTIFICATION

                PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18,

                               UNITED STATES CODE,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         The undersigned, as Principal Executive Officer of RS Investment Trust (the "Trust"), with respect to the report on Form N-CSR of the Trust for the period ended June 30, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's knowledge:

         1. such report on Form N-CSR for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such report on Form N-CSR for the period ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Trust.



Dated:  August 15, 2003


                                                     /S/G. RANDALL HECHT
                                                     ------------------------

                                                     G. Randall Hecht

                                                     Principal Executive Officer

                                                     RS Investment Trust



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO RS INVESTMENT TRUST AND WILL BE RETAINED BY RS INVESTMENT TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

                                  CERTIFICATION

                PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18,

                               UNITED STATES CODE,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         The undersigned, as Treasurer and Chief Financial Officer of RS Investment Trust (the "Trust"), with respect to the report on Form N-CSR of the Trust for the period ended June 30, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's knowledge:

         1. such report on Form N-CSR for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such report on Form N-CSR for the period ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Trust.



Dated:  August 15, 2003


                                          /S/STEVEN COHEN
                                          ------------------------

                                          Steven Cohen

                                          Treasurer and Chief Financial Officer

                                          RS Investment Trust



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO RS INVESTMENT TRUST AND WILL BE RETAINED BY RS INVESTMENT TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.